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       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON October 6, 1998

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                 Date of Report (Date of earliest event reported):
                                 September 23, 1998



                                   PC QUOTE, INC.
                 (Exact Name of Registrant as Specified in Charter)



       DELAWARE                       0-13093                    36-3131704
   (State or Other               (Commission File             (I.R.S. Employer
   Jurisdiction of                   Number)                    Identification
   Incorporation)                                                  Number)

            300 South Wacker Drive, Suite 300, Chicago, Illinois, 60606
                (Address of Principal Executive Offices) (Zip Code)

                Registrant's telephone number, including area code:
                                   (312) 913-2800




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ITEM 5.  OTHER EVENTS

     On September 23, 1998 PC Quote, Inc. (the "Company" or "Registrant") entered into a Securities Purchase Agreement (the "Agreement"), subject to shareholder approval, with PICO Holdings, Inc., a California corporation ("PICO") and Physicians Insurance Company of Ohio, an Ohio corporation ("Physicians," and together with PICO, the "Investors").

     Physicians currently is the holder of a Subordinated Convertible Debenture dated November 14, 1996, as amended (the "Debenture"), in the principal amount of $2,500,000, plus accrued interest in the amount of $423,123 as of September 23,1998, plus interest accruing at the rate of $651 per day thereafter (such principal and all accrued interest through the Closing Date, the "Debenture Balance"). The Debenture currently has an interest rate of 9.5% (prime + 1%) and a maturity date of April 30, 1999.

     The Company is currently indebted to PICO in the principal amount of $3,290,000, plus accrued interest in the amount of $377,742 as of September 23, 1998, plus interest accruing at the rate of $1,262 per day following the date hereof (such principal and all accrued interest through the Closing Date, the "PICO Indebtedness"). All principal and interest (14% annually) on the debt to PICO is currently due and payable on December 31, 1998.

     PICO is the holder of three Common Stock Purchase Warrants to purchase an aggregate of 949,032 shares of Common Stock of the Company (the "Existing Warrants"), each of which currently expires on April 30, 2000.

     The Company and the Investors wish to provide for the purchase of Series A 5% Convertible Preferred Stock by Physicians through the conversion of the Debenture and for the purchase of Series B 5% Convertible Preferred Stock by PICO in consideration for the cancellation of the PICO Indebtedness.

Purchase and Sale of Preferred Stock

Subject to the terms and conditions of the Agreement, Physicians agrees to purchase at the Closing and the Company agrees to issue to Physicians at the Closing the number of shares of Series A 5% Convertible Preferred Stock into which the Debenture Balance shall be convertible as of the Closing determined by dividing the following by one hundred: the number calculated from the division of the Debenture Balance by the lowest of the following numbers (i) 1.5625, (ii) the closing sale price of the Company's Common Stock as reported by the American Stock Exchange ("AMEX") one day prior to the Closing Date (the "AMEX Closing Price") or (iii) the average AMEX Closing Price of the Company's Common Stock over the twenty-day period immediately preceding the Closing Date (the "Average AMEX Price"). The lowest of (i), (ii) or (iii) above is hereinafter referred to as the "Series A Closing Price."

Subject to the terms and conditions of the Agreement, PICO agrees to purchase at the Closing and the Company agrees to sell and issue to PICO at the Closing the number of


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shares of Series B 5% Convertible Preferred Stock determined by dividing the following by one hundred: the number calculated from the division of the PICO Indebtedness as of the Closing Date by the lower of the following numbers:
(i) 1.3125, (ii) the AMEX Closing Price or (iii) the Average AMEX Closing Price, at a purchase price per share equal to the lowest of (i), (ii) and
(iii) (the "Series B Closing Price").

Subject to the terms and conditions of the Agreement, the Company shall issue to PICO a warrant (the "Warrant") to purchase the number of shares of Common Stock of the Company equal to the following (i) the Debenture Balance, divided by the Series B Closing Price, multiplied by .10, plus (ii) the PICO Indebtedness, divided by the Series B Closing Price, at an exercise price of 120% of the Series B Closing Price per share (the "Exercise Price"), and an expiration date of April 30, 2005.

At the Closing, the Company and PICO shall enter into Amendments of the Existing Warrants to extend the term of the Existing Warrants until April 30, 2005.

The Closing Date shall be the date that is five (5) days from the date of fulfillment, including obtaining shareholder approval, or waiver of all conditions to Closing, as set forth in the Agreement, or such other date as may be mutually agreed to by the Company and the Investors.

Negative Covenants

As part of the Agreement, without the prior written consent of the Investors, prior to closing, the Company will not:

   a) Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its subsidiaries to Transfer, all or any part of its business or property, other than: (i) Transfers of non-exclusive licenses and similar arrangements for the use of the property of the Company or its subsidiaries; or (ii) Transfers of worn-out or obsolete equipment.

   b) Engage in any business, or permit any of its subsidiaries to engage in any business, other than the businesses currently engaged in by the Company and any business substantially similar or related thereto (or incidental thereto).

   c) Issue any capital stock of the Company or other securities convertible into or exchangeable for capital stock of the Company other than
        (i) securities issued pursuant to the Company's Incentive Stock Option Plan or the Employee's Stock Purchase Plan, (ii) capital stock or securities issued in connection with the exercise or conversion of securities of the Company issued and outstanding prior to the date hereof or (ii) securities


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        issued, or to be issued, to Jim R. Porter pursuant to the exercise of options granted to Mr. Porter prior to the date hereof by the Company's Board of Directors, to purchase up to 6.88% of the outstanding Common Stock of the Company.

   d) Merge or consolidate, or permit any of its subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its subsidiaries to acquire, all or substantially all of the capital stock or property of another entity.

   e) Create, incur, assume or suffer to exist any lien or encumbrance with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any accounts, or permit any of its subsidiaries so to do, except for an existing blanket lien in favor of Lakeside Bank on all personal property of the Company and a blanket lien in favor of PICO, on all personal property of the Company.

   f) Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock.

   g) Directly or indirectly acquire or own, or make any investment in or to any entity, or permit any of its subsidiaries so to do, other than Permitted Investments (as defined in the Loan and Security Agreement dated May 4, 1997, as amended, between the Company, as borrower, and PICO as lender).

   h) Directly or indirectly enter into or permit to exist any material transaction with any affiliate of the Company except for transactions that are in the ordinary course of the Company's business, upon fair and reasonable terms that are no less favorable to the Company than would be obtained in an arm's length transaction with a non-affiliated party.

   i) Become an "investment company" controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock.

   j) Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could have a Material Adverse Effect, or permit any of its subsidiaries to do any of the foregoing.

Listing Requirement

Promptly following the Closing Date, but in no event later than 20 days after the Closing Date, the Company shall secure the listing of all of the Registrable Securities (as defined


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in the Registration Rights Agreement) upon each national securities exchange and automated quotation system (including the AMEX), if any, upon which shares of Common Stock of the Company are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Agreement and the accompanying Certificate of Designations, Warrant and Existing Warrants. The Company shall maintain the Common Stock's authorization for listing on the AMEX, The Nasdaq SmallCap Market, the Nasdaq National Market, or The New York Stock Exchange, Inc. ("NYSE"), as applicable.

Termination of Agreement

The Agreement may be terminated on or prior to the Closing Date:

     a)   At any time by the mutual consent of the Company and the Investors;

     b) Following fourteen (14) business days after the date of the Agreement, by the Investors if the proxy statement soliciting approval from the shareholders of the Company of the transactions contemplated by the Agreement has not been filed with the SEC;

     c) Following December 31, 1998, by the Investors if the Company has not yet obtained shareholder approval for the matters contained in the proxy statement; provided however, that if the proxy statement does not receive full review by the SEC, the date for termination shall be November 30, 1998;

     d) By the Company or the Investors if the other party breaches in any material respect any of its representations, warranties, covenants, obligations or agreements contained in the Agreement and such breach has not been cured within thirty (30) days of the date that notice of breach is received by the breaching party;

     e) On or after December 31, 1998, by either the Company or the Investors if the Closing has not taken yet place by such date;

     f) By the Investors, on or after the date when it becomes reasonably likely that the Company will be unable to satisfy any of its obligations for Closing, and by the Company on or after the date when it becomes reasonably likely that the Investors will be unable to satisfy any of its obligations for Closing.

Fees and Expenses

The Company shall pay the reasonable fees and expenses incurred by the Investors in conjunction with the transactions contemplated by the Agreement, including but not limited to the reasonable fees and expenses of counsel for the Investors, provided such fees and expenses do not exceed $30,000.


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Dividends

          (a) A holder of Series A Preferred shall be entitled to receive cash dividends, when and as declared by the Board out of funds legally available for such purpose, in the annual amount of 5% of the per share purchase price, payable quarterly on the 15th day of September, December, March and June, in each year. A holder of Series B Preferred shall be entitled to receive cash dividends, when and as declared by the Board out of funds legally available for such purpose, in the annual amount of 5% of the per share purchase price, payable quarterly on the 15th day of September, December, March and June, in each year. Dividends payable for any period less than a full quarter shall be computed on and paid for the actual number of days elapsed. Dividends shall accrue on each share of Preferred Stock from the date of issue of such share of stock (the "ISSUANCE DATE").

          (b) No dividends shall be declared on any other series or class or classes of stock unless there shall be or have been declared on all shares of Preferred Stock then outstanding the dividends for all quarter-yearly periods coinciding with or ending before such quarter-yearly period. Dividends shall be cumulative. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment which is in arrears. If in any quarter-yearly dividend period, dividends in the annual amount have not been declared and paid or set apart for payment for such quarter-yearly dividend period and all preceding such periods from the first day from which dividends are cumulative, then, until the aggregate deficiency is declared and fully paid or set apart for payment, the Corporation shall not (i) declare or pay or set apart for payment any dividends or make any other distribution on any other capital stock or securities having an equity interest in the Corporation ranking junior to or on a parity with the Preferred Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Corporation (the "SECONDARY STOCK") (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase Secondary Stock) or (ii) make any payment on account of the purchase, redemption, other retirement or acquisition of any Secondary Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Corporation.

Conversion of Preferred Stock

A holder of Preferred Stock shall have the right, at such holder's option, to convert the Preferred Stock into shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"). If any Preferred Stock remains outstanding on the fifth anniversary after the Issuance Date, then such Preferred Stock shall automatically convert to Common Stock on such fifth anniversary.

At any time or times on or after the Issuance Date, any holder of Preferred Stock shall be entitled to convert any whole number of shares of Preferred Stock into fully paid and nonassessable shares (rounded to the nearest whole share). The number of shares of Common Stock issuable upon conversion of the Preferred Stock shall be determined by multiplying the product of one hundred
(100) and the number of shares of Preferred Stock to be converted into Common Stock by:


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                    (i)    in the case of Series A Preferred, (A) the Series
A Closing Price PLUS (B) the amount of any accrued but unpaid dividends attributable to such Preferred Stock, DIVIDED BY the lower of (X) the Series A Closing Price, (Y) the average Closing Sale Price of the Common Stock over the twenty-day period immediately prior to the day the Series A Preferred is to be converted into Common Stock; or (Z) the Closing Sale Price one day prior to the day the Series A Preferred is to be converted into Common Stock (the "SERIES A CONVERSION RATE").

                    (ii) in the case of Series B Preferred, (A) the Series B Closing Price PLUS (B) the amount of any accrued but unpaid dividends attributable to such Preferred Stock, DIVIDED BY the lower of (X) the Series B Closing Price, (Y) the average Closing Sale Price of the Common Stock over the twenty-day period immediately prior to the day the Series B Preferred is to be converted into Common Stock; or (Z) the Closing Sale Price one day prior to the day the Series B Preferred is to be converted into Common Stock (the "SERIES B CONVERSION RATE").

In order to prevent dilution of the rights granted, the Series A and Series B Conversion Rates will be subject to adjustment for issuance of additional securities of the Company, including common stock, options or convertible securities, and reclassifications or changes of outstanding securities ( by any stock split, reverse stock split, combination, stock dividend, recapitalization or otherwise).

Voting Rights

The holders of Preferred Stock shall be entitled to notice of any shareholders' meeting and to vote upon any matter submitted to the shareholders for a vote on the following basis. Each Holder of Preferred Stock shall have the number of votes equal to the number of shares of Common Stock into which the Preferred Stock then held by such holder is convertible, as adjusted from time to time.

Holders of Preferred Stock shall have the exclusive right to elect two (2) of the five (5) directors to the Board of the Company.

Warrant Exercise and Adjustments

The holder of the Warrant shall have the right, at such holder's option, to exercise the Warrant, or any portion thereof, and to purchase the corresponding whole number of shares of the Company's Common Stock, at the Exercise Price, at any time after the Issuance Date until April 30, 2005.

In lieu of exercising the Warrant for cash, the holder may elect to receive shares of the Company's Common Stock equal to the "value" of the Warrant determined in accordance with a formula specified in the Warrant (the "Conversion Value"). The number of shares of the Company's Common Stock subject to the Warrant and the Exercise Price will be adjusted to reflect stock dividends; reclassifications or changes of outstanding securities of the Company; any consolidation, merger or reorganization of the Company; stock splits; issuances of rights, options or warrants to all holders of shares of the Company's Common Stock exercisable at less than the current market price per share; and other distributions to all holders of shares of the Company's Common Stock. In the event of any sale, license or other disposition of all or substantially all of the assets of the Company or any reorganization, consolidation or merger involving the Company in which the holders of the Company's securities before the transaction beneficially own


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less than 50% of the outstanding voting securities of the surviving entity
(an "Acquisition"), if the successor entity does not assume the obligations of the Warrant and the holder has not fully exercised the Warrant, the unexercised portion of the Warrant will be deemed automatically converted into shares of the Company's Common Stock at the Conversion Value. Alternatively, the holder may elect to cause the Company to purchase the exercised portion of the Warrant for cash upon the closing of any Acquisition for an amount equal to (a) the fair market value of any consideration that would have been received had the holder exercised the unexercised portion of the Warrant immediately before the record date for determining stockholders entitled to participate in the proceeds of the Acquisition, less (b) the aggregate Exercise Price.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.


         (c)  The following exhibits are filed with this report:

Exhibit Number               Description

4.1 Securities Purchase Agreement between Registrant and PICO Holdings, Inc. and Physicians Insurance Company of Ohio

4.2 Form of Certificate of Designations of Series A and Series B Preferred Stock of PC Quote, Inc.

4.3 Form of Registration Rights Agreement between Registrant and PICO Holdings, Inc. and Physicians Insurance Company of Ohio

4.4  Form of Common Stock Purchase Warrant to be issued to PICO Holdings, Inc.

4.5  Form of First Amendment to Common Stock Purchase Warrant dated May 5, 1997

4.6  Form of First Amendment to Common Stock Purchase Warrant dated August 8,
     1997

4.7 Form of First Amendment to Common Stock Purchase Warrant dated September 22, 1997


                                     SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its


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     behalf by the undersigned, hereunto duly authorized.

Dated: October 6, 1998 PC QUOTE, INC.
                                  By:  /s/ John E. Juska
                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number               Description

4.1 Securities Purchase Agreement between Registrant and PICO Holdings, Inc. and Physicians Insurance Company of Ohio

4.2 Form of Certificate of Designations of Series A and Series B Preferred Stock of PC Quote, Inc.

4.3 Form of Registration Rights Agreement between Registrant and PICO Holdings, Inc. and Physicians Insurance Company of Ohio

4.4  Form of Common Stock Purchase Warrant to be issued to PICO Holdings, Inc.

4.5  Form of First Amendment to Common Stock Purchase Warrant dated May 5, 1997

4.6  Form of First Amendment to Common Stock Purchase Warrant dated August 8,
     1997

4.7 Form of First Amendment to Common Stock Purchase Warrant dated September 22, 1997